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                         MORTGAGE CAPITAL FUNDING, INC.
                           $805,992,000 (APPROXIMATE)
                             MULTIFAMILY/COMMERCIAL
                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1998-MC3
      CLASS A-1, CLASS A-2, CLASS X, CLASS B, CLASS C, CLASS D AND CLASS E


                             UNDERWRITING AGREEMENT

                                                        as of December 23, 1998


Salomon Smith Barney Inc.
Seven World Trade Center
New York, New York  10048

Ladies and Gentlemen:

         Mortgage Capital Funding, Inc., a Delaware corporation ("MCFI"), proposes to sell to Salomon Smith Barney Inc. (the "Underwriter"), pursuant to this Underwriting Agreement (this "Agreement"), the classes of Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC3 that are identified on Schedule I hereto (collectively, the "Registered Certificates"), each having the initial aggregate stated principal amount (the initial "Class Principal Balance") or, in the case of the Class X Certificates, initial aggregate notional principal amount (the initial "Class Notional Amount") set forth on Schedule I. The Registered Certificates, together with the Class F, Class G, Class H, Class J, Class K, Class L, Class R-I, Class R-II and Class R-III Certificates issued therewith (the "Privately Offered Certificates" and, collectively with the Registered Certificates, the "Certificates"), evidence the entire beneficial ownership interest in the assets of a trust to be created by MCFI (such trust, the "Trust"; and such assets collectively, the "Trust Fund"). The Trust Fund consists primarily of a pool (the "Mortgage Pool") of multifamily and commercial mortgage loans (the "Mortgage Loans") that will have, as of the close of business on December 1, 1998 (the "Cut-off Date"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received, an aggregate principal balance of $908,161,006 (subject to a variance of plus or minus 5.0%). Certain of the Mortgage Loans (or the right to have such transferred to the Trust) will be acquired by MCFI from Citicorp Real Estate, Inc. ("CREI"; and such Mortgage Loans, the "CREI Mortgage Loans"), pursuant to a mortgage loan purchase agreement, dated as of the date hereof (the "CREI/MCFI Mortgage Loan Purchase Agreement"), between MCFI and CREI. The remaining Mortgage Loans will be acquired by MCFI from Salomon Brothers Realty Corp. ("SBRC"; and such remaining Mortgage Loans, the "SBRC Mortgage Loans"), pursuant to a mortgage loan purchase agreement dated as of the date hereof (the "SBRC/MCFI Mortgage Loan Purchase Agreement"), between MCFI and SBRC. Three separate real estate mortgage investment conduit ("REMIC") elections will be made with respect to the Trust Fund for


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federal income tax purposes. The Trust is to be created and the Certificates are to be issued under a pooling and servicing agreement, dated as of the Cut-off Date (the "Pooling and Servicing Agreement"), among MCFI as sponsor, CREI and SBRC as mortgage loan sellers (in such capacity, each, a "Mortgage Loan Seller"), AMRESCO Services, L.P., as master servicer (the "Master Servicer"), Allied Capital Corporation, as special servicer (the "Special Servicer"), LaSalle National Bank, as trustee (in such capacity, the "Trustee") and REMIC administrator (in such capacity, the "REMIC Administrator") and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein have the meanings assigned thereto in the Pooling and Servicing Agreement.

         1. REPRESENTATIONS, WARRANTIES AND COVENANTS. MCFI represents and warrants to, and covenants with, the Underwriter that:

         (a) A registration statement (File No. 333-24489) on Form S-3 has been filed with the Securities and Exchange Commission (the "Commission"), and has become effective under the Securities Act of 1933, as amended (the "Securities Act"); such registration statement includes a prospectus which, as supplemented, shall be, and may include a preliminary prospectus supplement which, as completed, is proposed to be, used in connection with the sale of the Registered Certificates. Such registration statement, as amended to the date of this Agreement, is hereinafter referred to as the "Registration Statement"; such prospectus (which shall be in the form in which it has most recently been filed, as the same is proposed to be added to or changed), as first supplemented by a prospectus supplement relating to the Registered Certificates, filed, or transmitted for filing, with the Commission pursuant to Rule 424(b) under the Securities Act and used in connection with the sale of the Registered Certificates, is hereinafter referred to as the "Prospectus"; and such prospectus supplement is hereinafter referred to as the "Prospectus Supplement". Any preliminary form of Prospectus that has heretofore been filed pursuant to Rule 424 hereinafter is called the "Preliminary Prospectus". Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), deemed to be incorporated by reference therein after the date hereof. MCFI will file with the Commission (i) within fifteen
(15) days of the issuance of the Certificates a Current Report on Form 8-K (for purposes of filing the Pooling and Servicing Agreement and other material contracts) and (ii) in the time period specified in Section 5(e) hereof, a Current Report on Form 8-K (for purposes of filing certain Computational Materials and ABS Term Sheets as described in Section 5(e) hereof).

         (b) The Registration Statement, as of the date it became effective, and the Prospectus, as of the date of the Prospectus Supplement, and any revisions or amendments thereof or supplements thereto filed prior to the termination of the offering of the Registered Certificates, as of their respective effective or issue dates, conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder applicable to the use of such documents as of such respective dates, and the Registration Statement and the Prospectus, as revised, amended or supplemented as of the Closing Date (as defined in Section 3), will conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder applicable to the use of such documents as of

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the Closing Date; and no such document, as of such respective dates and, in the case of the Prospectus and any revisions or amendments thereof or supplements thereto filed prior to the Closing Date, as of the Closing Date, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that MCFI does not make any representations, warranties or agreements to the Underwriter as to (i) the information contained in or omitted from the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing by or on behalf of the Underwriter, CREI or SBRC specifically for use in connection with the preparation of the Prospectus or any revision or amendment thereof or supplement thereto or (ii) any information in any Computational Materials and ABS Term Sheets (each as defined in Section 9) provided by the Underwriter to prospective investors in connection with the sale of the Registered Certificates. There are no contracts or other documents relating to MCFI of a character required to be described in or to be filed as exhibits to the Registration Statement, as of the date of the Prospectus Supplement, that were not described or filed as required.

         (c) As of the Closing Date, the Registered Certificates will be duly authorized by MCFI, and, when the Registered Certificates have been duly executed and authenticated in the manner contemplated in the Pooling and Servicing Agreement and have been delivered to and paid for by the Underwriter pursuant to this Agreement, the Registered Certificates will be validly issued and outstanding and entitled to the benefits provided by the Pooling and Servicing Agreement.

         (d) As of the Closing Date, the Pooling and Servicing Agreement will have been duly authorized, executed and delivered by MCFI and, assuming the valid authorization, execution and delivery thereof by the other parties thereto, will constitute a valid and binding agreement of MCFI enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights and by general principles of equity.

         (e) This Agreement has been duly authorized, executed and delivered by MCFI and, assuming the valid authorization, execution and delivery hereof by the Underwriter, constitutes a valid and binding obligation of MCFI enforceable in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights, by general principles of equity and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

         (f) MCFI has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

         (g) MCFI is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or

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the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Registered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         (h) MCFI is not, and the issuance and sale of the Registered Certificates in the manner contemplated by the Prospectus will not cause MCFI to be, subject to registration or regulation as an investment company or affiliate of an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (i) The transfer of the Mortgage Loans to the Trust and the sale of the Certificates to the Underwriter, at the Closing Date, will be treated by MCFI for financial accounting and reporting purposes as a sale of assets and not as a pledge of assets to secure debt.

         2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance on the representations and warranties herein set forth, MCFI agrees to sell to the Underwriter, and the Underwriter agrees to purchase from MCFI, each class of Registered Certificates set forth on Schedule I hereto, at the purchase price for each such class as set forth on such Schedule I.

         3. DELIVERY AND PAYMENT. Delivery of and payment for the Registered Certificates shall be made in the manner, on the date and at the time specified in Schedule I hereto, which date and time may be changed by agreement between the Underwriter and MCFI (such date and time of delivery of and payment for the Registered Certificates being hereinafter referred to as the "Closing Date"). Delivery of the Registered Certificates shall be made to the Underwriter against payment by the Underwriter of the purchase price therefor to or upon the order of MCFI in same-day funds by federal funds wire (or by such other method as the Underwriter and MCFI may agree). Unless delivery is made through the facilities of The Depository Trust Company, the Registered Certificates of each class thereof shall be registered in such names and in such authorized denominations as the Underwriter may have requested not less than three (3) full business days prior to the Closing Date.

         MCFI agrees to have the Registered Certificates available for inspection, checking and packaging in New York, New York, at any time before 3:00 p.m. New York City time on the business day prior to the Closing Date.

         4. OFFERING BY THE UNDERWRITER. It is understood that the Underwriter proposes to offer the Registered Certificates for sale as set forth in the Prospectus. It is further understood that MCFI, in reliance upon a no-filing letter from the Attorney General of the State of New York granted pursuant to Policy Statement 105, has not filed and will not file an offering statement pursuant to Section 352-c of the General Business Law of the State of New York with respect to the Registered Certificates. As required by Policy Statement 105, the Underwriter therefore covenants and agrees with MCFI that sales of the Registered Certificates made by the Underwriter in and from the State of New York will be made only to institutional investors within the meaning of Policy Statement 105.


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         5. AGREEMENTS. MCFI agrees with the Underwriter that:

         (a) MCFI will not file any amendment to the Registration Statement prior to the Closing Date, and will not file any supplement to the Prospectus relating to or affecting the Registered Certificates at any time, except as contemplated by Section 5(e) or unless MCFI has furnished a copy to the Underwriter for its review prior to filing, and will not file any such proposed amendment or supplement to which the Underwriter reasonably objects. Subject to the foregoing sentence, MCFI will cause the Prospectus to be filed, or transmitted for filing, with the Commission pursuant to Rule 424(b) under the Securities Act and will promptly advise the Underwriter when the Prospectus has been so filed, or transmitted for filing, and, prior to the termination of the offering of the Registered Certificates, will also promptly advise each Underwriter (i) when any amendment to the Registration Statement relating to the Registered Certificates has become effective or any revision of or supplement to the Prospectus has been so filed or transmitted for filing, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by MCFI of any notification with respect to the suspension of the qualification of the Registered Certificates for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. MCFI will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Registered Certificates is required to be delivered under the Securities Act, (i) any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) it shall be necessary to revise, amend or supplement the Prospectus to comply with the Securities Act or the rules and regulations of the Commission thereunder, MCFI promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, a revision, amendment or supplement that will correct such statement or omission or effect such compliance.

         (c) MCFI will furnish to the Underwriter and its counsel, without charge, signed (if available) copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus relating to the Registered Certificates is required under the Securities Act, as many copies of the Prospectus and any revisions or amendments thereof or supplements thereto as may be reasonably requested.

         (d) MCFI will use its best efforts to arrange for the qualification of the Registered Certificates for sale under the laws of such jurisdictions as the Underwriter may designate, to maintain such qualifications in effect so long as required for the distribution of the Registered Certificates and to arrange for the determination of the legality of the Registered Certificates for purchase by institutional investors; provided, however, that MCFI shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.


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         (e) MCFI will cause or, if appropriate, has caused any Computational
Materials and ABS Term Sheets (each as defined in Section 9) with respect to the Registered Certificates, which are or have been delivered by the Underwriter to MCFI pursuant to or as contemplated by Section 9, to be filed with the Commission on a Current Report on Form 8-K (the "Current Report") pursuant to Rule 13a-11 under the Exchange Act not later than, in each such case, the business day immediately following the later of (i) the day on which such Computational Materials or ABS Term Sheets are delivered to counsel for MCFI by the Underwriter and (ii) the date hereof; and, if such filing is subsequent to the date hereof, MCFI will promptly advise the Underwriter when each such Current Report has been so filed. If any Collateral Term Sheet (as defined in Section 9) is provided by the Underwriter to potential investors in the Registered Certificates, MCFI will cause each such Collateral Term Sheet that is delivered by the Underwriter to MCFI to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for MCFI by the Underwriter. The parties agree that any material described in this Section 5(e) that is delivered after 2:00 p.m., New York City time, on a business day shall be deemed to have been delivered on the next business day. Each such Current Report shall be incorporated by reference in the Prospectus and the Registration Statement. Notwithstanding the foregoing, MCFI shall have no obligation to file materials provided by the Underwriter pursuant to or as contemplated by Section 9 that, in the reasonable determination of MCFI after making reasonable efforts to consult with the Underwriter, are not required to be filed pursuant to the No-Action Letters (as defined in Section 9), or that contain erroneous information or contain any untrue statement of a material fact, or that, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that MCFI shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials or ABS Term Sheets provided by the Underwriter to MCFI pursuant to or as contemplated by Section 9 hereof.

         (f) MCFI will make generally available to Registered Certificateholders as soon as practicable, but in any event not later than eighteen months after the filing of the Prospectus pursuant to Rule 424(b) under the Securities Act, an earnings statement (which need not be audited) with respect to the Mortgage Pool complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including at the option of MCFI, Rule 158 of the Securities Act) that may be the annual report filed with the Commission with respect to the Trust.

         6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITER AND MCFI. The obligation of the Underwriter to purchase from MCFI, and the obligation of MCFI to sell to the Underwriter, the Registered Certificates shall be subject to the accuracy of the representations and warranties on the part of MCFI and the Underwriter contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of MCFI and the Underwriter made in any officer's certificate delivered pursuant to the provisions hereof, to the performance by MCFI and the Underwriter of their respective obligations hereunder and to the following additional conditions:

         (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted and be pending or shall have been threatened.

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         (b) MCFI shall have furnished to the Underwriter:

                  (i)      An executed copy of the Pooling and Servicing
         Agreement;

                  (ii) An opinion of Stephen E. Dietz, Esq., counsel to MCFI, dated the Closing Date, substantially to the effect that:

                           (A) MCFI is validly existing as a corporation in
                  good standing under the laws of the State of Delaware, with corporate power and authority under such laws to own its properties and assets and conduct its business as described in the Prospectus;

                           (B) The Registered Certificates have been duly
                  authorized by MCFI and, when the Registered Certificates have been duly executed and authenticated in the manner contemplated in the Pooling and Servicing Agreement and have been delivered to and paid for by the Underwriter pursuant to this Agreement, the Registered Certificates will be validly issued and outstanding and entitled to the benefits provided by the Pooling and Servicing Agreement;

                           (C) The Pooling and Servicing Agreement has been
                  duly authorized, executed and delivered by MCFI and, upon the due authorization, execution and delivery by the other parties thereto, will constitute a valid, legal and binding agreement of MCFI, enforceable against MCFI in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law;

                           (D) The Pooling and Servicing Agreement is not
                  required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not required to be registered under the Investment Company Act;

                           (E) The Registration Statement has become effective
                  under the Securities Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted and are pending or have been threatened under the Securities Act;

                           (F) The Registration Statement, at the time the
                  Registration Statement became effective, and the Prospectus, as of the date of the Prospectus Supplement, and each revision or amendment thereof or supplement thereto relating to the Registered Certificates, as of its effective or issue date (except in each case for accounting, financial and statistical statements included therein or omitted therefrom, as to which such counsel has not been requested to comment), appeared on their respective faces to be appropriately responsive in all material respects to the

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                  requirements of the Securities Act and the rules and
                  regulations of the Commission thereunder applicable to such documents as of such respective dates; and the Prospectus, as revised, amended or supplemented as of the date hereof (except for accounting, financial and statistical statements included therein or omitted therefrom, as to which such counsel has not been requested to comment), conforms in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder applicable to use of the Prospectus (as so revised, amended or supplemented) as of the date hereof;

                           (G) No consent, approval, authorization or order of
                  any federal or State of New York court or agency or other governmental body is required for the consummation by MCFI of the transactions contemplated by the terms of this Agreement, except such as may be required under the securities or "blue sky" laws of any state in connection with the purchase and the offer and sale of the Registered Certificates by the Underwriter as to which such counsel need not express any opinion, and except such as have been obtained.

                           (H) Neither the sale of the Registered Certificates
                  to the Underwriter pursuant to this Agreement nor the consummation of any other of the transactions contemplated by or the fulfillment by MCFI of the terms of this Agreement will result in a breach of any term or provision of the certificate of incorporation or by-laws of MCFI or any federal or State of New York statute or regulation or, to the best of such counsel's knowledge, will conflict with, result in a breach, violation or acceleration of or constitute a default under any agreement of MCFI or any order of any federal or State of New York court or agency or other governmental body having jurisdiction over MCFI.

                           (I) The descriptions in the Prospectus, as of the
                  date hereof, of the Registered Certificates and the Pooling and Servicing Agreement are, to the extent that such descriptions constitute statements of matters of law or legal conclusions with respect thereto, accurate in all material respects;

                           (J) Such counsel does not know of any contracts or
                  other documents relating to MCFI of a character required to be described in or to be filed as exhibits to the Registration Statement, as of the date of the Prospectus Supplement, that were not described or filed as required; and

                           (K) This Agreement has been duly authorized,
                  executed and delivered by MCFI and Citicorp.


                  In giving his opinion, Stephen E. Dietz, Esq., counsel to MCFI, shall additionally state that, based on his review (or review by attorneys under his supervision) of the statements contained in the Registration Statement or the Prospectus mentioned in paragraph (F) above and conferences and telephone conversations with representatives of

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         CREI, SBRC, the Underwriter, MCFI, the Trustee, the REMIC
         Administrator, the Fiscal Agent, the Master Servicer, the Special Servicer and their respective counsel, and without having reviewed any of the mortgage notes, mortgages or other documents relating to the Mortgage Loans or made any inquiry of any originator of any Mortgage Loan not referenced above, nothing has come to such counsel's attention that would lead him to believe that the Prospectus (except for: any accounting, financial or statistical information contained in or omitted from the Prospectus, information relating to the characteristics of the Mortgage Loans and the related borrowers and mortgaged properties, information incorporated by reference into the Prospectus, and information relating to the Master Servicer, the Special Servicer, the REMIC Administrator, the Trustee and the Fiscal Agent contained in or omitted from the Prospectus, all as to which such counsel has not been requested to comment), at the date of the Prospectus Supplement or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers and/or authorized representatives of, the parties to this Agreement and the Pooling and Servicing Agreement and on certificates furnished by public officials. Such opinion may rely on the opinion of Sidley & Austin referred to in
         Section 6(b)(iii) below that relates to the sections of the Prospectus Supplement under the headings "Certain Federal Income Tax Consequences" and "Certain ERISA Considerations" and of the accompanying prospectus under the headings "Material Federal Income Tax Consequences" and "ERISA Considerations". Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than MCFI. Such opinion may be qualified as an opinion only on the General Corporation Law of the State of Delaware, the laws of the State of New York and the federal law of the United States.

                  (iii) One or more opinions, dated the Closing Date, of Sidley & Austin, special counsel to MCFI, substantially to the effect that:

                           (A) The statements in the Prospectus under the
                  headings "ERISA Considerations", "Certain ERISA Considerations", "Material Federal Income Tax Consequences" and "Certain Federal Income Tax Consequences", to the extent that they describe certain matters of federal law or legal conclusions with respect thereto, while not discussing all possible consequences of an investment in the Registered Certificates to all investors, provide a fair and accurate summary of such matters and conclusions set forth under such headings; and

                           (B) As described in the Prospectus Supplement and
                  assuming compliance with the provisions of the Pooling and Servicing Agreement, (1) REMIC I will qualify as a REMIC within the meaning of Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986, and the REMIC I

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                  Regular Interests will be "regular interests" and the Class
                  R-I Certificates will evidence the sole class of "residual interests" in REMIC I (as both terms are defined in the REMIC Provisions in effect on the Closing Date), (2) REMIC II will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC II Regular Interests will be "regular interests" and the Class R-II Certificates will evidence the sole class of "residual interests" in REMIC II and (3) REMIC III will qualify as a REMIC within the meaning of the REMIC Provisions, and the Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates will evidence "regular interests" and the Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III.

                           (C) Assuming compliance with the provisions of the
                  Pooling and Servicing Agreement, for City and State of New York income and corporation franchise tax purposes, REMIC I, REMIC II and REMIC III will each be classified as a REMIC and not as a corporation, partnership or trust, in conformity with the federal income tax treatment of REMIC I, REMIC II and REMIC III. Accordingly, the Trust Fund will be exempt from all City and State of New York taxation imposed on its income, franchise or capital stock, and its assets will not be included in the calculation of any franchise tax liability.

                           (D) The Pooling and Servicing Agreement, upon the
                  due authorization, execution and delivery by the other parties thereto, will constitute a valid and legally binding agreement of MCFI and is enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws relating to or affecting the enforcement of creditor's rights generally and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law;

                           (E) The Pooling and Servicing Agreement is not
                  required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund is not required to be registered under the Investment Company Act;

                           (F) The Registration Statement, at the time it
                  became effective, and the Prospectus, as of the date of the Prospectus Supplement, and each revision or amendment thereof or supplement thereto relating to the Registered Certificates, as of its effective or issue date (except in each case for accounting, financial and statistical statements included therein or omitted therefrom, as to which such counsel expresses no opinion), appeared on their respective faces to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder applicable to such documents as of such respective dates; and the Prospectus, as revised, amended or supplemented as of the date hereof (except for accounting, financial and statistical statements included therein or omitted therefrom, as to which such counsel expresses no opinion), conforms in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder applicable to use of the Prospectus (as so revised, amended, or supplemented) as of the date hereof; and

                           (G) The statements set forth in the Prospectus
                  Supplement under the headings "Description of the Offered Certificates" and "Servicing of the Mortgage Loans" and in the Prospectus under the headings "Description of the Certificates" and "Description of the Pooling Agreements", insofar as such statements purport to summarize certain material provisions of the Registered Certificates and the Pooling and Servicing Agreement, provide a fair and accurate summary of such provisions.

                  In giving its opinions, Sidley & Austin, special counsel to MCFI, shall additionally state that, based on conferences and telephone conversations with representatives of CREI, SBRC, the Underwriter, MCFI, the Trustee, the Fiscal Agent, the REMIC Administrator, the Master Servicer, the Special Servicer and their respective counsel (but without having reviewed any of the mortgage notes, mortgages or other documents relating to the Mortgage Loans or made any inquiry of any originator of any Mortgage Loan not referenced above), nothing has come to such special counsel's attention that would lead it to believe that the Prospectus (other than: any accounting, financial or statistical information contained in or omitted from the Prospectus and information incorporated by reference into the Prospectus and any information relating to the characteristics of the Mortgage Loans and the related borrowers and mortgaged properties, all as to which such counsel has not been requested to comment), at the date of the Prospectus Supplement or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers and/or authorized representatives of, the parties to this Agreement and the Pooling and Servicing Agreement and on certificates furnished by public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto. Such opinion may be qualified as an opinion only on the laws of the State of New York and the federal law of the United States.

                  (iv) The Underwriter shall have received copies of all legal opinion letters delivered by Sidley & Austin to the Rating Agencies in connection with the issuance of the Registered Certificates, accompanied in each case by a letter signed by Sidley & Austin stating that the Underwriter may rely on such opinion letter as if it were addressed to the Underwriter as of the date thereof;

                  (v) Good standing certificates regarding MCFI, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent from the Secretary of State (or other appropriate authority) of the jurisdiction under which each such entity has been formed, dated not earlier than 30 days prior to the Closing Date;

                  (vi) Certificates of MCFI, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, and the Fiscal Agent, each dated the Closing Date and signed by an executive officer or authorized signatory of such party, to the effect that the representations and warranties of such party herein and/or in the Pooling and Servicing Agreement, as applicable, are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and MCFI has complied in all material respects with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                  (vii) Officer's certificates, dated the Closing Date and signed by the Secretary or an assistant secretary of MCFI, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent, to the effect that each individual who, as an officer or representative of such party, signed this Agreement, the Pooling and Servicing Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Pooling and Servicing Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures. Such certificate shall be accompanied by true and complete copies (certified as such by the Secretary or an assistant secretary of such party) of the certificate of incorporation and by-laws of such party, as in effect on the Closing Date, and of the resolutions of such party and any required shareholder consent relating to the transactions contemplated in this Agreement and the Pooling and Servicing Agreement.

         (c) The Underwriter shall have received, with respect to each of the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator and the Fiscal Agent, a favorable opinion of counsel, dated the Closing Date, addressing the valid existence and good standing of such party under the laws of the jurisdiction of its organization, the due authorization, execution and delivery of the Pooling and Servicing Agreement by such party and, subject to the same limitations as set forth in Section 6(b)(ii)(C), the enforceability of the Pooling and Servicing Agreement against such party. Such opinion may express its reliance as to factual matters on representations and warranties made by, and on certificates or other documents furnished by officers and/or authorized representatives of parties to this Agreement and the Pooling and Servicing Agreement and on certificates furnished by public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the party on behalf of which such opinion is being rendered. Such opinion may be qualified as an opinion only on the laws of the jurisdiction in which the party on whose behalf such opinion is being rendered is organized, the laws of the State of New York and the federal law of the United States.

         (d) MCFI and the Underwriter shall have received from Arthur Andersen, certified public accountants, various comfort letters, dated, as applicable, the date of the preliminary Prospectus Supplement, the date of the Prospectus Supplement or other date acceptable to MCFI and the Underwriter, in form and substance reasonably satisfactory to MCFI and the Underwriter, stating in effect that:

                  (i) They have performed certain specified procedures as a result of which they have determined that the information of an accounting, financial or statistical nature set forth in the Prospectus Supplement under the caption "Description of the Mortgage Pool" and on Annex A thereto agrees with the data sheet or computer tape prepared by each Mortgage Loan Seller, unless otherwise noted in such letter(s); and

                  (ii) They have compared the data contained in the data sheet or computer tape referred to in the immediately preceding clause (i) to information contained in an agreed upon sampling of the Mortgage Loan files and in such other sources as shall be specified by them, and found such data and information to be in agreement, unless otherwise noted in such letter.

         (e) MCFI and the Underwriter shall have received from Arthur Andersen, certified public accountants, a letter dated on or about the Closing Date, in form and substance reasonably satisfactory to MCFI and the Underwriter, to the effect that they have performed certain specified procedures, all of which have been agreed to by MCFI and the Underwriter, as a result of which they confirmed the information of an accounting, financial or statistical nature included in the Prospectus Supplement under the caption "Yield and Maturity Considerations".

         (f) The Underwriter shall have delivered to MCFI an officer's certificate (i) stating that attached thereto are all of the information, tables, charts and other items that constitute "Computational Materials" or "ABS Term Sheets" prepared by the Underwriter that are required to be filed with the Commission pursuant to the terms of the No-Action Letters and stating that the Underwriter has otherwise complied with the terms of the No-Action Letters and (ii) representing that, other than the items described in clause
(i), no term sheets, collateral information or other data in written form that would be required to be filed with the Commission pursuant to the No-Action Letters were furnished by the Underwriter to actual or potential investors for the Registered Certificates prior to the Closing Date.

         (g) Arthur Andersen shall have furnished to MCFI and the Underwriter a letter or letters, each in form and substance satisfactory to MCFI, relating to the Computational Materials and ABS Terms Sheets of the Underwriter filed in accordance with Section 5(e), dated the date of the related Current Report on Form 8-K and stating in effect that:

                  (i) using the assumptions and methodology used by the Underwriter, all of which shall be described by reference in the letter, they have recalculated the numerical data and dates set forth in such Computational Materials and ABS Term Sheets of the Underwriter (or portions thereof) attached to such letter, compared the results of their calculations to the corresponding items in such Computational Materials and ABS Term Sheets (or portions thereof) and found such items to be in agreement with the respective results of such calculation;

                  (ii) if such Computational Materials and ABS Term Sheets include data reflecting the distribution of interest at other than a fixed rate, or reflecting other characteristics that give rise to the use of tables in such Computational Materials and ABS Term Sheets, such letter shall also set forth such other statements as are customarily set forth by Arthur Andersen in such letter with respect to such data; and

                  (iii) they have performed certain specified procedures as a result of which they have determined that the information of an accounting, financial or statistical nature set forth in such Computational Materials and ABS Term Sheets agrees with the data sheet or computer tape prepared by each Mortgage Loan Seller, unless otherwise indicated in such letter.

         (h) The Underwriter shall have received an opinion of Andrews & Kurth L.L.P., counsel to the Underwriter, in form and substance satisfactory to them.

         (i) MCFI and the Underwriter shall have received an opinion of counsel, dated the Closing Date, from Andrews & Kurth L.L.P., stating that, based on conferences and telephone conversations with representatives of CREI, SBRC, the Underwriter, MCFI, the Trustee, the REMIC Administrator, the Fiscal Agent, the Master Servicer, the Special Servicer and their respective counsel, and further based on a review of certain legal documents relating to each Mortgage Loan with a Cut-off Date Balance in excess of $45,000,000, mortgage files related to a sample of other Mortgage Loans described therein and a compilation of the information in the loan summaries for the Mortgage Loans (but otherwise without having reviewed any of the mortgage notes, mortgages or other documents relating to the Mortgage Loans or made any inquiry of any originator of any Mortgage Loan), nothing has come to such counsel's attention that would lead him to believe that the Prospectus (except for: any accounting, financial or statistical information contained in or omitted from the Prospectus and information incorporated by reference into the Prospectus, all as to which such counsel has not been requested to comment), at the date of the Prospectus Supplement or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (j) Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of MCFI that the Underwriter concludes, in its opinion after consultation with MCFI, materially impairs the investment quality of the Registered Certificates so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Registered Certificates as contemplated by the Prospectus.

         (k) The Registered Certificates shall have been assigned ratings no less than those set forth on Schedule I and such ratings shall not have been rescinded or qualified.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) MCFI agrees to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which it or any of them may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in the Prospectus, or in any revision or amendment thereof or supplement thereto, or in any other filing incorporated by reference therein, or arise out of or are based upon the omission or alleged omission (in the case of any Computational Materials or ABS Term Sheets in respect of which MCFI agrees to indemnify the Underwriter, as set forth below, when such are read in conjunction with the Prospectus) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it or him in connection with investigating or defending any such loss, claim, damage, liability or action; provided that MCFI will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) any such untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to MCFI by or on behalf of the Underwriter specifically for use in connection with the preparation thereof, (ii) any such untrue statement or alleged untrue statement or omission or alleged omission that is, in accordance with the terms thereof, covered by the indemnification provided by SBRC pursuant to the SBRC/MCFI Mortgage Loan Purchase Agreement or covered by the indemnification provided by CREI pursuant to the CREI/MCFI Mortgage Loan Purchase Agreement, (iii) any such untrue statement or alleged untrue statement is made in any Computational Materials or ABS Term Sheets provided by the Underwriter to prospective investors in connection with the sale of the Registered Certificates and incorporated by reference into the Registration Statement or Prospectus as a result of any filing pursuant to Section 5(e),
(iv) any omission or alleged omission to state in any Computational Materials or ABS Term Sheets provided by the Underwriter to prospective investors in connection with the sale of the Registered Certificates and incorporated by reference into the Registration Statement or Prospectus as a result of any filing pursuant to Section 5(e), a material fact that, when read in conjunction with the Prospectus, is required to be stated therein or necessary to make the statements therein not misleading, or (v) any breach, inaccuracy or untruth of any of the statements, representations, warranties and/or covenants made by the Underwriter and set forth in Section 6(f) and/or Section 9(b). This indemnity agreement will be in addition to any liability that MCFI may otherwise have.

         (b) The Underwriter agrees to indemnify and hold harmless MCFI and each of its directors, each of its officers who signed the Registration Statement or any amendments thereof, and each person who controls MCFI within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnities from MCFI to the Underwriter, but only with reference to (i) written information furnished to MCFI by or on behalf of the Underwriter, specifically for use in connection with the preparation of the Prospectus or any revision or amendment thereof or supplement thereto, (ii) any untrue statement or alleged untrue statement or omission or alleged omission made in Computational Materials or ABS Term Sheets provided by the Underwriter to prospective investors in connection with the sale of the Registered Certificates and incorporated by reference into the Registration Statement or Prospectus as a result of any filing pursuant to Section 5(e) (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Collateral Error (as defined below), other than a Corrected Collateral Error (as defined below)) and (iii) any breach, inaccuracy or untruth of any of the statements, representations, warranties and/or covenants set forth in Section

6(f) and/or Section 9(b). This indemnity agreement will be in addition to any liability that the Underwriter may otherwise have. MCFI acknowledges that the statements set forth in the second sentence of the final paragraph on the cover page of the Prospectus Supplement, in the second sentence under the heading "Risk Factors -- Risks Related to the Offered Certificates -- Risks Associated with Lack of Liquidity and Changes in Market Value", and in the first two sentences of the third paragraph, the first sentence of the fourth paragraph and the first sentence of the sixth paragraph under the heading "Method of Distribution" in the Prospectus Supplement, constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Prospectus or any revision or amendment thereof or supplement thereto, and the Underwriter confirms that such statements attributable thereto are correct.

                  As used herein, "Collateral Error" shall mean any error in the information concerning the Mortgage Loans furnished by either Mortgage Loan Seller to MCFI or the Underwriter in writing or by electronic transmission that was used in the preparation of any Computational Materials or ABS Term Sheets; and "Corrected Collateral Error" shall mean any Collateral Error as to which the Underwriter, not later than the date hereof, was notified in writing or provided in written or electronic form information superseding or correcting such Collateral Error, including, without limitation, as part of the Prospectus.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any suit, action, proceeding (including, without limitation, any governmental or regulatory investigation), claim or demand, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 7; provided, however, that any increase in such liability as a result of such failure to notify shall not be an expense of the indemnifying party. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for legal expenses of other counsel or other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by the indemnified party or parties, representing the indemnified party or parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time period after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause
(i) or (iii). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, MCFI and the Underwriter shall each contribute to the aggregate losses, claims, damages and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending same) to which MCFI and the Underwriter may be subject in such proportion so that the Underwriter is responsible for 0.5% thereof and MCFI is responsible for the balance; provided, however, that if such allocation is not permitted by applicable law, then the indemnifying party shall contribute in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of MCFI on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Notwithstanding the foregoing provisions of this Section 7(d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Registered Certificates were sold, exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission. The relative fault of MCFI on the one hand and the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by MCFI or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, however, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Underwriter within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as the Underwriter, and each person who controls MCFI within the meaning of either the Securities Act or the Exchange Act, each officer of MCFI who shall have signed the Registration Statement or any amendments thereof and each director of MCFI shall have the same rights to contribution as MCFI. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph
(d).

         8. FEES AND EXPENSES. (a) Except as provided in Section 8(b), costs and expenses incurred in connection with the transactions herein contemplated shall be borne by the Underwriter and MCFI in proportion to the aggregate principal amount of the Mortgage Loans contributed by their respective affiliates pursuant to the SBRC/MCFI Mortgage Loan Purchase Agreement, or the CREI/MCFI Mortgage Loan Purchase Agreement, as applicable.

                  (b) If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of MCFI to comply with the terms or to fulfill any of the conditions of this Agreement or if for any reason MCFI shall be unable to perform its obligations under this Agreement or any condition of the Underwriter's obligations cannot be fulfilled, MCFI agrees to reimburse or cause the reimbursement of the Underwriter for all out-of-pocket expenses (including the reasonable fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

         9. COMPUTATIONAL MATERIALS AND ABS TERM SHEETS. (a) Not later than 10:30 a.m., New York City time, on the date hereof, the Underwriter shall deliver to MCFI five (5) complete copies of all materials provided by the Underwriter to prospective investors in the Registered Certificates that constitute either (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") or (ii) "ABS Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter", and together with the Kidder Letters, the "No-Action Letters"), if the filing of such materials with the Commission is a condition of the relief granted in such letters and, in the case of any such materials that constitute "Collateral Term Sheets" within the meaning of the PSA Letter, such Collateral Term Sheets have not previously been delivered to MCFI as contemplated by Section 9(b)(i) below. Each delivery of Computational Materials pursuant to this paragraph (a) shall be effected by delivering four (4) copies of such materials to counsel for MCFI on behalf of MCFI at the address specified in Section 17 hereof and one copy of such materials to MCFI. Each delivery of ABS Term Sheets pursuant to this paragraph (a) shall be effected by delivering such materials to counsel for MCFI on behalf of MCFI at the address specified in Section 17 hereof in a format that will permit such materials to be promptly filed electronically with the Commission.

         (b) The Underwriter represents and warrants to and agrees with MCFI, as of the date hereof and as of the Closing Date, as applicable, that:

                  (i) if the Underwriter has provided any Collateral Term Sheets to potential investors in the Registered Certificates prior to the date hereof and if the filing of such materials with the Commission is a condition of the relief granted in the PSA Letter, then in each such case the Underwriter delivered such materials in the format contemplated by Section 9(a) to counsel for MCFI on behalf of MCFI at the address specified in Section 17 hereof no later than 10:30 a.m., New York City time, on the first business day following the date on which such materials were initially provided to a potential investor;

                  (ii) the Computational Materials (either in original, aggregated or consolidated form) and ABS Term Sheets furnished to MCFI pursuant to Section 9(a) or as contemplated in Section 9(b)(i) constitute all of the materials relating to the Registered Certificates furnished by the Underwriter (whether in written, electronic or other format) to prospective investors in the Registered Certificates prior to the date hereof, except for any Preliminary Prospectus and any Computational Materials and ABS Term Sheets that are not required to be filed with the Commission in accordance with the No-Action Letters, and all Computational Materials and ABS Term Sheets provided by the Underwriter to potential investors in the Registered Certificates comply with the requirements of the No-Action Letters;

                  (iii) on the respective dates any such Computational Materials and/or ABS Term Sheets with respect to the Registered Certificates referred to in Section 9(b)(ii) were last furnished by the Underwriter to each prospective investor, on the date of delivery thereof to MCFI pursuant to or as contemplated by this Section 9 and on the Closing Date, such Computational Materials and/or ABS Term Sheets did not and will not include any untrue statement of a material fact, or, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (iv) at the time any Computational Materials or ABS Term Sheets with respect to the Registered Certificates were furnished to a prospective investor and on the date hereof, the Underwriter possessed, and on the date of delivery of such materials to MCFI pursuant to or as contemplated by this Section 9 and on the Closing Date, the Underwriter will possess, the capability, knowledge, expertise, resources and systems of internal control necessary to ensure that such Computational Materials and/or ABS Term Sheets conform to the representations and warranties of the Underwriter contained in subparagraphs (ii) and (iii) above of this paragraph (b);

                  (v) all Computational Materials and ABS Term Sheets with respect to the Registered Certificates furnished by the Underwriter to potential investors contained and will contain a legend, prominently displayed on the first page thereof, to the effect that MCFI has not prepared, reviewed or participated in the preparation of such Computational Materials or ABS Term Sheets, is not responsible for the accuracy thereof and has not authorized the dissemination thereof;

                  (vi) all Collateral Term Sheets with respect to the Registered Certificates furnished by the Underwriter to potential investors contained and will contain a legend, prominently displayed on the first page thereof, indicating that the information contained therein will be superseded by the description of the Mortgage Loans contained in the Prospectus and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets; and

                  (vii) on and after the date hereof, the Underwriter shall not deliver or authorize the delivery of any Computational Materials, ABS Term Sheets or other materials relating to the Registered Certificates (whether in written, electronic or other format) to any potential investor unless such potential investor has received a Prospectus prior to or at the same time as the delivery of such Computational Materials, ABS Term Sheets or other materials.

         Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any Computational Materials or ABS Term Sheets with respect to the Registered Certificates included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriter from MCFI or either Mortgage Loan Seller of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

         (c) The Underwriter acknowledges and agrees that MCFI has not authorized and will not authorize the distribution of any Computational Materials or ABS Term Sheets with respect to the Registered Certificates to any prospective investor, and agrees that any such Computational Materials and/or ABS Term Sheets furnished to prospective investors shall include a disclaimer in the form set forth in paragraph (b)(v) above. The Underwriter agrees that it will not represent to potential investors that any Computational Materials and/or ABS Term Sheets with respect to the Registered Certificates were prepared or disseminated on behalf of MCFI.

         (d) If, at any time when a prospectus relating to the Registered Certificates is required to be delivered under the Securities Act prior to 90 days from the date hereof, it shall be necessary in the opinion of the Underwriter or its counsel to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by the Underwriter pursuant to or as contemplated by this Section 9 or the omission to state a material fact required, when considered in conjunction with the Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the Prospectus, not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Securities Act or the rules thereunder, the Underwriter, at its expense (or, if such amendment or supplement is necessary due to a Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriter from MCFI or either Mortgage Loan Seller of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error), at the expense of MCFI), shall promptly prepare and furnish to MCFI for filing with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Registered Certificates that received such information being amended or supplemented. The Underwriter represents and warrants to MCFI, as of the date of delivery of such amendment or supplement to MCFI, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. MCFI shall have no obligation to file such amendment or supplement if MCFI determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the Prospectus, omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood, however, that MCFI shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the Underwriter to MCFI pursuant to this paragraph (d)) or (ii) such filing is not required under the Securities Act. Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any such amendment or supplement of Computational Materials or ABS Term Sheets with respect to the Registered Certificates included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriter from MCFI or either the Mortgage Loan Seller of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

         (e) If, at any time when a prospectus relating to the Registered Certificates is required to be delivered under the Securities Act prior to 90 days from the date hereof, it shall be necessary in the opinion of MCFI or its counsel to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by the Underwriter pursuant to or as contemplated by this
Section 9 or the omission to state therein a material fact required, when considered in conjunction with the Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the Prospectus, not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Securities Act or the rules thereunder, MCFI promptly will notify the Underwriter of the necessity of such amendment or supplement, and the Underwriter, at its expense (or, if such amendment or supplement is necessary due to a Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriter from MCFI or either the Mortgage Loan Seller of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error), at the expense of MCFI), shall promptly prepare and furnish to MCFI for filing with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Registered Certificates that received such information being amended or supplemented. The Underwriter represents and warrants to MCFI, as of the date of delivery of such amendment or supplement to MCFI, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any such amendment or supplement of Computational Materials or ABS Term Sheets with respect to the Registered Certificates included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriter from MCFI or either the Mortgage Loan Seller of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

         (f) The Underwriter (at its own expense) further agree to provide to MCFI any accountants' letters obtained relating to the Computational Materials and/or ABS Term Sheets, which accountants' letters shall be addressed to MCFI or shall state that MCFI may rely thereon; provided that the Underwriter shall have no obligation to procure such letter.

         10. TERMINATION. This Agreement shall be subject to termination by notice given to MCFI, if the sale of the Registered Certificates provided for herein is not consummated because of any failure or refusal on the part of MCFI to comply in all material respects with the terms or to fulfill in all material respects any of the conditions of this Agreement, or if for any reason MCFI shall be unable to perform in all material respects its obligations under this Agreement. This Agreement shall also be subject to termination in the absolute discretion of the Underwriter, by notice given to MCFI prior to delivery of and payment for the Certificates, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriter after consultation with MCFI, impracticable to market the Registered Certificates.

         11.      [RESERVED]

         12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of MCFI, the Underwriter and their respective officers, directors, employees and agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, MCFI or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Registered Certificates. The provisions of Sections 7 and 8(b) hereof shall survive the termination or cancellation of this Agreement.

         13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

         14. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the substantive laws of the State of New York, applicable to agreements negotiated, made and to be performed entirely in said state.

         15. OBLIGATIONS OF CITICORP. Citicorp agrees, in consideration of and as an inducement to the Underwriter's purchase of Registered Certificates from MCFI, to indemnify and hold harmless the Underwriter, and each person who controls the Underwriter, against any failure by MCFI to perform any of its obligations under Section 7 of this Agreement, after receipt from the Underwriter of written notice of any such failure that has not been remedied within 30 days.

         16. MISCELLANEOUS. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof (other than the Term Sheet). Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and that taken together shall constitute one and the same instrument.

         17. NOTICES. All communications hereunder will be in writing and effective only upon receipt and, if sent to the Underwriter, will be delivered to Salomon Smith Barney Inc., Seven World Trade Center, New York, New York 10048, Attention: Angela Hutzel; and, if sent to MCFI, will be delivered to MCFI, at 399 Park Avenue, New York, New York 10043, Attention: Mr. Richard L. Jarocki, Jr., with a copy to Stephen E. Dietz, Esq. at 425 Park Avenue, New York, New York 10043; and, if sent to Citicorp, will be delivered to Citicorp, Citicorp Center, 153 East 53 Street, 6th Floor, New York, New York 10043,
Attention: Gregory C. Ehlke, Vice President; or, in each such case, to such other address as may be forwarded by any such party to the other parties hereto in writing.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among MCFI, Citicorp and the Underwriter.

                                          Very truly yours,

                                          MORTGAGE CAPITAL FUNDING, INC.



                                          By: /s/ Mark L. Horinbein
                                             -------------------------------
                                               Name:  Mark L. Horinbein
                                               Title: Authorized Signatory



                                          CITICORP


                                          By: /s/ Gregory C. Ehlke
                                             -------------------------------
                                               Name:  Gregory C. Ehlke
                                               Title: Vice President



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

SALOMON SMITH BARNEY INC.


By: /s/ Angela M. Hutzel
   ---------------------------
     Name:  Angela M. Hutzel
     Title: Vice President